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                                                                  EXHIBIT 23.1



                        INDEPENDENT AUDITORS' CONSENT


The Board of Directors
GCS Service, Inc.:


We consent to the use our reports with respect to the financial statements of GCS Service, Inc. included herein and to the reference to our firm under the heading "Independent Certified Public Accountants" in the registration statement on Form S-4 filed by Ecolab Inc.



                                          /s/ KPMG Peat Marwick LLP
                                          ---------------------------
                                          KPMG Peat Marwick LLP



Stamford, Connecticut
June 10, 1998